467 SA-1
467 SAA-1
                        SUPPLEMENT DATED AUGUST 1, 2005
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                       TEMPLETON GLOBAL LONG-SHORT FUND
                   (Franklin Templeton International Trust)
                              dated March 1, 2005

The statement of additional information is amended as follows:

The first two paragraphs of the "Management and Other Services - Management fees" section is replaced with the following:

 Management fees. The Fund pays Advisers a fee for managing the Fund's assets. The fee is comprised of two components, a base fee and a performance adjustment to the base fee. For more information please see "Management Fees" in the prospectus.

               Please keep this supplement for future reference